UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2019

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

   Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2019, the board of directors of Enterprise Products Holdings LLC, the general partner (“Enterprise GP”) of Enterprise Products Partners L.P. (the “Partnership”), (i) elected Brent B. Secrest to serve as Executive Vice President and Chief Commercial Officer of Enterprise GP and (ii) elected Graham W. Bacon to serve as Executive Vice President and Chief Operating Officer of Enterprise GP.

Mr. Secrest (age 46) most recently served as Senior Vice President (Commercial) of Enterprise GP from July 2018 to August 2019.  He previously served as Senior Vice President (Liquid Hydrocarbons Marketing) of Enterprise GP from May 2016 to June 2018, as Vice President (Crude Oil and Refined Products Marketing) from October 2015 to May 2016 and as Vice President (Crude Oil Pipelines and Terminals) from October 2012 to October 2015.  He has also served the Partnership and its affiliates in various other leadership positions, including in the areas of NGL marketing and supply, commercial development, distribution, and business analysis.  Mr. Secrest has over 20 years of experience in the energy industry and began his career at Basis Petroleum Inc. prior to joining the Partnership’s predecessor in 1996.

Mr. Bacon (age 56) most recently served as Executive Vice President (Operations and Engineering) of Enterprise GP from October 2015 to August 2019 and continues to have responsibility for the Partnership’s operations and engineering teams in his new role.  He previously served as Group Senior Vice President (Operations and Environmental, Health, Safety & Training) from February 2014 to October 2015; as Senior Vice President (Operations) from January 2012 to February 2014; as Vice President (Operations) from June 2006 to January 2012, and as Vice President (Engineering) from September 2005 to May 2006.  He joined the Partnership’s predecessor in 1991 and has held a variety of operations and engineering roles.  Prior to joining the Partnership and its affiliates, Mr. Bacon worked for Vista Chemical Company.

On September 3, 2019, the Partnership issued a press release announcing several officer elections, including those of Mr. Secrest and Mr. Bacon.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 3, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products Holdings LLC, its General Partner

Date: September 3, 2019	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control of the General Partner

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer of the General Partner

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